Rule 497(e)
Registration No. 002-85030
1940 Act File No. 811-03851

NICHOLAS II, INC.

SUPPLEMENT DATED JUNE 26, 2009
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2009 AND APRIL 30, 2009, RESPECTIVELY
OF

Nicholas II, Inc. – Class I

THIS SUPPLEMENT UPDATES THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE

This Supplement updates certain information contained in the above-referenced Prospectus and Statement of Additional Information
of Nicholas II, Inc. On June 25, 2009, a majority of the shareholders of Nicholas Liberty Fund approved a plan to liquidate and dissolve the Nicholas Liberty Fund. The liquidation is expected to occur on June 26, 2009.

Accordingly, effective as of June 26, 2009, all references to Nicholas Liberty Fund in the Prospectus and Statement of Additional
Information are hereby deleted.